UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Gay Street, Suite 1610, Knoxville, TN 37929

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 15, 2024, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) announcing it will host a conference call on February 22, 2024 at 3 p.m. EST to provide Company updates. The conference call may be accessed by registering in advance via the link provided in the Press Release or by dialing 1-800-319-4610 (in the U.S.) or 1-604-638-5340 (outside the U.S.). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines
Chief Financial Officer (Principal Financial Officer)